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PROXY FORM                                                         EXHIBIT 99.1

                               SCHULER HOMES, INC.
             838 FORT STREET MALL, 4TH FLOOR, HONOLULU, HAWAII 96813
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of SCHULER HOMES, INC. hereby appoints [] and [], and each of them acting individually, as the attorney and proxy of the undersigned, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of common stock of Schuler Homes at the Special Meeting of Stockholders of Schuler Homes to be held on [], 2000 at [ ] p.m. at the [location and address], and any adjournment or postponement thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated below.

1. Approval and adoption of the Agreement and Plan of Merger providing for the merger of Schuler Reorganization Sub, Inc. with and into Schuler Homes.

                         / / FOR / / AGAINST / / ABSTAIN

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS AS SET FORTH WITH RESPECT TO THE PROPOSAL.

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING, THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH AND HEREBY RATIFIES ALL THAT THE SAID ATTORNEYS AND PROXIES MAY DO BY VIRTUE HEREOF.

                                       Dated:                    , 2000
                                             --------------------
                                               (Complete Date)


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                                       (Stockholder's Signature)


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                                       (Stockholder's Signature)

     NOTE: Please mark, date and sign this proxy card and return it in the enclosed envelope. Please sign as your name appears below. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations please sign with full corporate name by a duly authorized officer and affix corporate seal.